--------------------------------------------------------------------------------
Institutional International Funds, Inc.
     Foreign Equity Fund

 Supplement to prospectus dated October 26, 2000
--------------------------------------------------------------------------------
On October 25, 2000, shareholders of the fund approved a new investment management agreement with T. Rowe Price International, Inc. There are no changes in the fees charged or services being provided under the new agreement. All references in the prospectus to Robert Fleming and its affiliates are no longer applicable.

In addition, shareholders approved an amendment to the fund's fundamental policy on securities lending. As a result, the fund may lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of the fund's loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets.





--------------------------------------------------------------------------------
 The date of this supplement is October 26, 2000.
--------------------------------------------------------------------------------

 F34-044 10/26/00